SUMMARY PROSPECTUS FOR NEW INVESTORS

April 29, 2024

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after June 24, 2019)

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This summary prospectus summarizes key features of the Perspective II® Contract.

Before you invest, you should review the prospectus for the Perspective II® Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.jackson.com/product-literature-4.html. You can also obtain this information at no cost by calling 1-800-599-5651 or by sending an email request to customercare@jackson.com.

You can sign up for electronic delivery of your summary prospectus, updates to the summary prospectus or other communications by logging into your account at www.jackson.com.

You may cancel your Contract within 20 days of delivery of the Contract. Upon receipt of your Contract, we will refund the Contract Value determined as of the Business Day on which we receive the Contract from you, including any fees or other charges deducted from the premiums or imposed under the Contract You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

DEFINITIONS

Annuitant – the natural person on whose life annuity payments for this Contract are based. Any reference to the Annuitant includes any joint Annuitant.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years.

For example, if the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years. For example, if the Issue Date is January 15, 2025 and a Premium payment is received on February 28, 2025 then, although the first Contract Anniversary is January 15, 2026, Completed Year 0-1 for that Premium payment would begin on February 28, 2025 and end on February 27, 2026. Completed Year 1-2 for that Premium payment would begin on February 28, 2026.

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract’s Issue Date.

Contract Value – the sum of allocations between the Contract’s Investment Divisions and Fixed Account Options.

Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2025, then the end of Contract Year 0-1 would be January 14, 2026, and January 15, 2026, which is the first Contract Anniversary, begins Contract Year 1-2.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period. The Fixed Account consists of the Fixed Account Options.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

Fund – a registered investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson of NY, JNLNY, we, our, or us – Jackson National Life Insurance Company of New York. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on which the Owner will be 95 years old, or such date allowed by the Company on a non-discriminatory basis or as required by an applicable qualified plan, law or regulation.

Market Value Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to the Owner includes any joint Owner.

Remaining Premium – total Premium paid into the Contract, reduced by withdrawals of Premium, including withdrawal charges, before withdrawals are adjusted for any applicable Market Value Adjustments or charges.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner.

Separate Account – JNLNY Separate Account I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 Complete Years following your last Premium payment, you will be assessed a withdrawal charge. The maximum withdrawal charge is 7.0% of the Remaining Premium withdrawn during the first Completed Year. For example, if you make an early withdrawal within the first Completed Year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. The withdrawal charge then declines by 1% per year for each additional Completed Year, until the end of the seventh Completed Year, after which no charge is made.
				Contract Charges- Transaction Expenses: Withdrawal Charge
Transaction Charges	In addition to withdrawal charges, you also may be charged for other transactions, such as when you transfer cash value between investment options more than 25 times a year, or if you request expedited delivery or wire transfer of funds.			Contract Charges- Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
				Contract Charges- Add-On Benefit Expenses, Add-On Death Benefit Expenses
	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base Contract	1.41%	1.41%	Contract Charges- Annual Contract Expenses: Core Contract Charge
	2. Investment options (Fund fees and expenses)	0.52%	2.44%	Contract Charges- Fund Expenses
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	See current Rate Sheet Prospectus Supplement	See current Rate Sheet Prospectus Supplement	Contract Charges- Add-On Benefit Expenses Rate Sheet Prospectus Supplement

1.As a percentage of daily average Contract Value of the Investment Divisions.
2.As a percentage of average Fund net assets.
3.This prospectus utilizes Rate Sheet Prospectus Supplements to describe the current minimum and maximum charges you would pay for a single optional benefit, if elected. To obtain a copy of the most recent Rate Sheet Prospectus Supplement(s), please visit www.jackson.com/product-literature-4.html.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender (withdrawal) charges that substantially increase costs.

	LOWEST ANNUAL COST: See Current Rate Sheet Prospectus Supplement	HIGHEST ANNUAL COST: See Current Rate Sheet Prospectus Supplement	Rate Sheet Prospectus Supplement

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Fund fees and expenses
•No add-on benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of add-on benefits and Fund fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract.		Principal Risks
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
	Withdrawal charges apply for up to 7 years following your last Premium payment. They will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long time horizon.		Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.
•Each investment option (Investment Divisions and Fixed Account Options) has its own unique risks.
•Early withdrawals from a Fixed Account Option are subject to a Market Value Adjustment.
•You should review the investment options before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations (including under the Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson of NY. More information about Jackson of NY is available upon request by visiting our website at www.jackson.com or by calling 1-800-599-5651.
Principal Risks
RESTRICTIONS
Investments
•We reserve the right to charge $25 for each transfer when you transfer money between Investment Divisions in excess of 25 times in a Contract Year.
•Jackson of NY may remove or substitute Funds as investment options available under the Contract, and may limit or suspend availability of the Fixed Account Options.
Principal Risks
Optional Benefits
•Certain benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•Not all add-on benefits are available through all broker-dealers and may vary by date of purchase.
•We may modify or discontinue an add-on benefit at any time.
Benefits Available Under the Contracts

TAXES
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Your financial professional or other investment professionals may receive compensation for selling this Contract to you in the form of commissions, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.	Distribution of Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing Contract.	Non-Qualified Contracts - 1035 Exchanges

OVERVIEW OF THE CONTRACT

Q.    What is this Contract, and what is it designed to do?

A.    The Perspective II Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the accumulation phase. The Contract also offers death benefits to protect your designated Beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. The Contract also offers certain optional living benefits that provide you with the ability to take guaranteed withdrawals. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Q.    How do I accumulate assets in the Contract and receive income from the Contract?

A.    Your Contract has two phases:

•the accumulation phase, when you make Premium payments to us, and

•the income phase, when we make income payments to you.

Accumulation Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium payments to:

•a variety of Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns; and

•a variety of Fixed Account Options, subject to availability, which offer a guaranteed fixed interest rate for a specified period. The Fixed Account Options are not available if you elect certain add-on benefits.

A list of Funds and additional information about the Funds in which the Investment Divisions currently invest is provided in Appendix A: Funds Available Under the Contract.

Income Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. (Variable payments depend on the performance of the Investment Divisions.) Currently, we offer income options that provide payments for (i) the life of the Annuitant(s), (ii) a specified period, or (iii) a combination of life and a specified period. We may offer other options, at our discretion, where permitted by state law. At the Income Date, you can choose to receive fixed payments or variable payments.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your Contract. All add-on benefits terminate when you begin taking income payments.

Q.    What are the Contract’s primary features and options?

A.    Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a withdrawal charge, a contract maintenance charge, charges due under any optional endorsement, a Market Value Adjustment, and/or taxes, including tax penalties). Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax treatment. Your Premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death benefits. Your Contract includes a Basic Death Benefit that will pay your designated Beneficiaries the greater of: (i) your Contract Value on the date we receive all required documentation from your Beneficiary; or (ii) the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal. You can purchase optional add-on death benefits under the Contract that provide additional death benefits for an additional fee. These add-on death benefits may increase the amount of money payable to your designated Beneficiaries upon your death.

Add-on benefits that occur during your lifetime. For an additional fee, you can purchase a guaranteed minimum withdrawal benefit (GMWB) that guarantees the withdrawal of a minimum annual amount (GAWA) for a specified period or for life, regardless of the performance of the underlying investment options, subject to certain conditions. Some add-on benefits may provide significant incentives for not taking the guaranteed withdrawals. In addition, exercising your right to opt out of charge increases to the add-on benefits will impact your ability to make subsequent premium payments into your Contract, and cut off some of the features of the add-on benefits. All add-on benefits terminate when you annuitize your Contract voluntarily or on the Latest Income Date, including the For Life payments guaranteed by the benefits. Some add-on benefits may provide an income option that allows the equivalent of For Life payments when you annuitize on the Latest Income Date.

Extended Care Benefit. At no additional charge, we currently include an Extended Care Benefit with all Contracts. This benefit increases the amount that can be withdrawn from your Contract without a withdrawal charge when certain qualifying events occur.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select either (i) Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options, or (ii) Dollar Cost Averaging Plus (DCA+), which automatically transfers a dollar amount or percentage of money periodically from the DCA+ Fixed Account Option to Investment Divisions or other Fixed Account Options. Certain restrictions apply.

Earnings Sweep. At no additional charge, you can choose to move your earnings from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division. Restrictions apply.

BENEFITS AVAILABLE UNDER THE CONTRACTS

Basic Death Benefit (automatically included with the Contract)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your Beneficiaries will receive a benefit of at least equal to the greater of your Contract Value or your total Premiums paid.	No additional charge	•Withdrawals could significantly reduce the benefit. •Benefit terminates on annuitization.

Add-On Death Benefits Available For a Fee

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Highest Anniversary Value GMDB	Provides a new locked-in higher death benefit on each Contract anniversary (prior to the oldest Covered Life’s 81st birthday) if your investments increase in value	Maximum 0.50% (as a percentage of the average daily Contract Value in the Investment Divisions)
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.

Flex DB NY (previously called LifeGuard Freedom Flex DB NY)	Provides a minimum death benefit equal, upon election, to the Flex GMWB Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for withdrawals.	Maximum 1.02% (as a percentage of the GMWB Death Benefit)
•Available only at issue and only with the certain benefit options under the Flex GMWB (previously called LifeGuard Freedom Flex GMWB.)
•Withdrawal percentages depend on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.

Add-On Living Benefits Available For a Fee

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
AutoGuard	Enables you to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the GWB regardless of your Contract Value.	Maximum 1.74% (as a percentage of benefit base)
•Withdrawals could reduce or terminate step ups.
•Excess withdrawals could significantly reduce or terminate the benefit.
•Available to add to a Contract on the Contract’s Issue Date, or on any Contract Anniversary, subject to availability.
•Not available on a contract that already has a GMWB.
•May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability).
•Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

Flex Net GMWB (Single) and (Joint) (previously called LifeGuard Freedom Net GMWB)
This benefit provides a feature that allows you to have guaranteed income for life (or joint lives under the Joint for Life option) plus greater access to your earnings. It uses an annual bonus and step-ups to help increase your Guaranteed Withdrawal Balance (“GWB”), the “protected balance” from which you take income. The features of this benefit provide more flexibility so you can plan for your unique needs. The primary features are the Guaranteed Annual Withdrawal Amount (“GAWA”) and the Earnings Sensitive Adjustment (ESA). Your GAWA is the minimum amount of income you’ll be able to count on annually and is based on your age at the time of your first withdrawal. The ESA allows you to take more income when you have earnings over your previous year’s Contract Value (GMWB earnings).

Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the highest cost benefit option) (as a percentage of benefit base)
•GAWA% depends on age and income stream included with selected benefit option at time of first withdrawal.
•Bonus applies for limited period and requires no withdrawals.
•Jackson of NY may prospectively change the GAWA%, including the age bands, on new GMWB endorsements.
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability).
•Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Flex GMWB (Single) and (Joint) (previously called LifeGuard Freedom Flex GMWB)
Offers a unique level of flexibility because you can choose from a range of bonus options to increase your Guaranteed Withdrawal Balance (“GWB”). In down or flat market years, you can receive a bonus in years you don’t take withdrawals, when your contract does well, you can lock in investment gains with step-ups, and as your protected GWB steps up, your bonus amount can also grow.
Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the most expensive combination of options.) (as a percentage of benefit base)
•GAWA% depends on age and income stream level included with selected benefit option at time of first withdrawal.
•Bonus applies for limited period and requires no withdrawals.
•Amount of guaranteed withdrawals depends on the benefit option and specified combination of optional features under the benefit.
•Jackson of NY may prospectively change the GAWA%, including the age bands, on new GMWB endorsements.
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability).
•Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
MarketGuard Stretch GMWB
GMWB guarantees partial withdrawals during the Contract’s accumulation phase until the earliest of (i) the Owner’s death, until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value, or (ii) the Contract Anniversary occurring in the GMWB Maturity Year.
Maximum: 2.22% (as a percentage of benefit base)
•GAWA% depends on age and selected income stream at time of first withdrawal.
•The GWB can never be more than $10 million, and the GWB is reduced by each withdrawal.
•This GMWB is not available on a Contract that already has a GMWB.
•This add-on benefit is not available on tax-qualified contracts.
•Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

Other Add-On Benefits Included With All Contracts At No Additional Cost

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Extended Care Benefit	Increases the amount that can be withdrawn from your Contract without a withdrawal charge if you experience certain qualifying events such as confinement to a nursing home or hospital for 90 consecutive days.	None
•Maximum free withdrawal amount is $250,000 of your Contract Value.
•Can only be exercised once.
•Any Market Value Adjustment still applies.
•Physician’s statement required.
•Qualifying event must occur after the Contract was issued.

Rebalancing	Automatically reallocates your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.	None	•Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and we impose any transfer restrictions or requirements on the one-year Fixed Account Option.
Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options.	None
•Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Dollar Cost Averaging Plus (DCA+)	If available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with systematic transfers from the DCA+ Fixed Account Option to one or more of the Investment Divisions or other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.	None
•Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option.
•The DCA+ Fixed Account Option is only available for new Premiums.
•A Contract Value of $15,000 is required to participate.

Earnings Sweep
Allows you to choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division).
		None	•May only be added within 30 days of the issue date of your Contract. •You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions.

BUYING THE CONTRACT

Q. How do I purchase the Perspective II® Contract?

A. To purchase a Contract, you must complete an application. Your financial professional will submit your application, along with your initial Premium payment, to us. Acceptance of applications is subject to Jackson of NY’s rules. We reserve the right to reject any application or initial Premium payment.

Q. How much can I contribute and how are my Premium payments invested?

A. You may allocate Premium payments in the available Investment Divisions and Fixed Account Options.

	NON-QUALIFIED CONTRACTS	QUALIFIED CONTRACTS
Minimum Initial Premium	$10,000 (under most circumstances)	$5,000
Minimum Subsequent Premiums	$500 ($50 for auto payment plan)	$500 ($50 for auto payment plan)
Maximum Total Premiums	$1,000,000 (without prior approval) Jackson of NY reserves the right to lower the maximum.

You can pay additional Premiums at any time during the accumulation phase unless a specific add-on benefit or feature provides limitations; however, if the Four-Year Withdrawal Charge Schedule add-on benefit is elected, no Premium will be accepted after the first Contract Year. We can limit, restrict, suspend or reject any Premium payments for any reason. Allocation restrictions may apply to certain options.

Q. When will my Premium payments be credited to my account?

A. We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money.

Subsequent Premium payments should be sent to one of the following addresses:

Regular Mail P.O. Box 24068, Lansing, Michigan 48909-4068	Express Mail 1 Corporate Way, Lansing, Michigan 48951

Subsequent Premiums are allocated on the Business Day that the Premium is received. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Q.    Can I access the money in my account during the accumulation phase?

A.    Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a withdrawal charge, contract maintenance charge, charges due under any add-on benefit, a Market Value Adjustment, and/or taxes, including tax penalties).

You can have access to the money in your Contract by making a partial or total withdrawal, by electing the Automatic Withdrawal Program, or by electing a Guaranteed Minimum Withdrawal Benefit. Withdrawals will reduce the Contract Value of your Contract (including the amount of the death benefit). However, withdrawing the Contract Value of your Contract below a certain level will terminate your Contract.

Certain benefits may limit withdrawals under the Contract. Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Q.    Are there limitations and consequences associated with taking money out of my Contract during the accumulation phase?

A.    Yes. These limitations and consequences include:

Limitations on withdrawal amounts	The minimum withdrawal amount is the lesser of $500 or, if less, the entire amount in the applicable Investment Division or Fixed Account Option. The minimum withdrawal is $50 under the Automatic Withdrawal Program.
Charges, Market Value Adjustment, and taxes	As described above, when you take out money, there may be withdrawal charges, a contract maintenance charge, charges due under any add-on benefit, a Market Value Adjustment, and applicable taxes.
Negative impact of withdrawal on benefits and guarantees of your Contract	A withdrawal may have a negative impact on certain standard benefits or add-on benefits that you may elect. It may reduce the value of or even terminate certain benefits.

Q.    What is the process to request a withdrawal of money from my Contract?

A.    You can request a withdrawal from the Contract at any time before the Income Date. To request a partial or total withdrawal, you can send a written request in Good Order to one of the following addresses:

Regular Mail P.O. Box 24068, Lansing, Michigan 48909-4068	Express Mail 1 Corporate Way, Lansing, Michigan 48951

Generally, for partial or total withdrawal requests received in Good Order before the end of the Business Day, we will process your request that day. If we receive your request in Good Order after the close of the end of the Business Day, your request will be processed the next Business Day. Generally, Jackson of NY will pay the withdrawal proceeds within seven days of a request in Good Order.

Q.    Can I access the money in my account during the income phase?

A.    The income phase of your Contract occurs when you begin receiving regular income payments from us. You can choose an income option and the date income payments begin (subject to a maximum age). All of the Contract Value must be annuitized. If you annuitize, you may no longer withdraw money at will from your Contract. However, under income options with a specified period, the Beneficiary may request a lump sum payment subject to a commutation fee.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial or total withdrawals from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, make a partial or total withdrawal from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Withdrawal Charge (as a percentage of Remaining Premium)
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

Transfer Charge (per transfer after 25 in a Contract Year)		$25
Premium Taxes (Percentage of each Premium)[1]	Minimum	0.0%
	Maximum	2.0%
Expedited Delivery Charge[2]		$22.50
Wire Transfers (for withdrawals)[3]		$25

1.    Currently, Premium taxes do not apply.

2.    Between Monday and Friday, the Expedited Delivery Charge is $10. On Saturday, the Expedited Delivery Charge is $22.50.

3.     Standard wire fees are $20, international wire fees are $25.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an add-on benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Charges	Maximum Charge
Annual Contract Maintenance Charge[1]	$30
Base Contract Charges (% of average daily account value of Investment Divisions)	Maximum Charge
Core Contract Charge[2]	1.40%

1.    This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from your allocations to the Fixed Account and Investment Divisions either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

2.    This charge is reduced to 1.25% if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.

The next table describes the maximum charges that you will pay each year if you choose to purchase an add-on benefit.

Add-On Benefit Expenses

Optional Benefit Charges
Add-On Death Benefit Charges (% of average daily contract value of Investment Divisions)	Maximum Charge
Highest Anniversary Value Death Benefit	0.50%
Add-On Death Benefit Charges (% of benefit base)[1]	Maximum Charge
Flex DB NY (only available with specified benefit options for the Flex GMWB)[2]	1.02%
Add-On Guaranteed Minimum Withdrawal Benefit (“GMWB”) Charges (% of benefit base)[3]	Maximum Charge
GMWB With Annual Step-Up (“AutoGuard”)	1.74%
For Life GMWB With Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”)[4]	3.00%

Joint For Life GMWB With Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (“Flex Net With Joint Option GMWB”)[5]	3.00%
For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“Flex GMWB”)[6]	3.00%
Joint For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“Flex With Joint Option GMWB”)[7]	3.00%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	2.22%

1.    The charge for Flex DB NY, is calculated based on the applicable percentage of the GMWB Death Benefit.

2.    The maximum annual charges used in the table are based on election of the Flex Core Benefit option.

3.    The charges for all the add-on guaranteed minimum withdrawal benefits, except for MarketGuard Stretch GMWB, are calculated based on the applicable percentage of the GWB. For MarketGuard Stretch GMWB, the charge is calculated based on the applicable percentage of the GMWB Charge Base.

4.    The maximum annual charges used in the table are based on election of the most expensive benefit option under the Flex Net GMWB. The Flex Net GMWB includes different benefit options you may elect, and each benefit option results in different charges.

5.    The maximum annual charges used in the table are based on election of the most expensive benefit options under the Flex Net with Joint Option. The Flex Net with Joint Option GMWB includes different benefit options you may elect, and each benefit option results in different charges.

6.    The maximum annual charges used in the table are based on election of the most expensive benefit option under the Flex GMWB The Flex GMWB includes different benefit options you may elect, and each benefit option results in different charges.

7.    The maximum annual charges used in the table are based on election of the most expensive benefit option under the Flex with Joint Option. The Flex with Joint Option GMWB includes different benefit options you may elect, and each benefit option results in different charges.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2021.	0.52%	2.44%

EXAMPLE

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you take a total withdrawal of your Contract Value at the end of the applicable time period				If you annuitize at the end of the applicable time period				If you do not take a total withdrawal of your Contract Value
1 Year	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$15,135	$28,615	$41,099	$70,364	$15,135	$23,615	$38,099	$70,364	$8,135	$23,615	$38,099	$70,364

*Please be aware that, although we show this cost for comparison purposes, you are not allowed to annuitize this Contract within 13 months of the Contract’s Issue Date.

The example does not represent past or future expenses. Your actual costs may be higher or lower.

APPENDIX A

FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds (all Class A shares) available under the Contract, which is subject to change, as discussed in the prospectus. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. You can find the prospectuses and other information about the Funds online at https://www.jackson.com/fund-literature.html. You can also request this information at no cost by calling 1-800-599-5651 or by sending an email request to ProspectusRequest@jackson.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Allocation	JNL/American Funds Balanced Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.91%[2]	13.85%	8.80%	5.88%
Fixed Income	JNL/American Funds Bond Fund of America Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.83%[2]	4.65%	N/A	N/A
Allocation	JNL/American Funds Capital Income Builder Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.96%[2]	8.55%	7.02%	N/A
Fixed Income	JNL/American Funds Capital World Bond Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.06%[2]	5.82%	-0.64%	0.07%
International/Global Equity	JNL/American Funds Global Growth Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.06%[2]	22.13%	13.28%	9.26%
International/Global Equity	JNL/American Funds Global Small Capitalization Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.24%[2]	15.77%	7.95%	5.45%
U.S. Equity	JNL/American Funds Growth Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.91%[2]	38.03%	18.29%	13.94%
U.S. Equity	JNL/American Funds Growth-Income Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.91%[2]	25.67%	12.93%	10.48%
International/Global Equity	JNL/American Funds International Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.17%[2]	15.33%	4.44%	3.01%
International/Global Equity	JNL/American Funds New World Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.26%[2]	15.46%	8.18%	4.26%
U.S. Equity	JNL/American Funds® Washington Mutual Investors Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.93%[2]	16.88%	12.20%	9.52%

Alternative	JNL Multi-Manager Alternative Fund
	(Boston Partners Global Investors, Inc.; DoubleLine Capital LP; First Pacific Advisors, LP; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; and Westchester Capital Management, LLC)	2.44%	11.24%	3.75%	N/A
International/Global Equity	JNL Multi-Manager Emerging Markets Equity Fund
	(GQG Partners LLC, Kayne Anderson Rudnick Investment Management, LLC; T. Rowe Price Associates, Inc. (Sub-Sub-Adviser: T. Rowe Price Hong Kong Limited); and WCM Investment Management, LLC)	1.24%	10.11%	1.42%	0.35%
International/Global Equity	JNL Multi-Manager International Small Cap Fund
	(Baillie Gifford Overseas Limited; Causeway Capital Management LLC; and WCM Investment Management, LLC)	1.21%	22.47%	11.39%	N/A
U.S. Equity	JNL Multi-Manager Mid Cap Fund
	(Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Kayne Anderson Rudnick Investment Management, LLC; Nuance Investments, LLC; and Victory Capital Management Inc.)	1.09%	12.33%	11.45%	N/A
U.S. Equity	JNL Multi-Manager Small Cap Growth Fund
	(BAMCO, Inc.; Granahan Investment Management, Inc.; Kayne Anderson Rudnick Investment Management, LLC; Segall Bryant & Hamill, LLC; Victory Capital Management Inc.; and WCM Investment Management, LLC)	0.98%	16.32%	10.43%	7.81%
U.S. Equity	JNL Multi-Manager Small Cap Value Fund
	(Congress Asset Management Company, LLP; Cooke & Bieler, L.P.; Reinhart Partners, Inc.; River Road Asset Management, LLC; and WCM Investment Management, LLC)	1.11%	20.97%	11.61%	6.29%
Allocation	JNL iShares Tactical Moderate Fund
	(Mellon Investments Corporation)	0.77%	9.61%	4.96%	4.00%
Allocation	JNL iShares Tactical Moderate Growth Fund
	(Mellon Investments Corporation)	0.78%	11.77%	6.93%	5.33%
Allocation	JNL iShares Tactical Growth Fund
	(Mellon Investments Corporation)	0.80%	14.01%	8.68%	6.44%
Allocation	JNL/American Funds Moderate Growth Allocation Fund
		1.00%	13.83%	7.59%	5.93%
Allocation	JNL/American Funds Growth Allocation Fund
		1.01%	17.25%	9.75%	7.39%
International/Global Equity	JNL/AB Sustainable Global Thematic Fund
	(AllianceBernstein L.P.)	1.14%	15.76%	N/A	N/A
U.S. Equity	JNL/AQR Large Cap Defensive Style Fund
	(AQR Capital Management, LLC)	0.86%	10.57%	N/A	N/A
International/Global Equity	JNL/Baillie Gifford International Growth Fund
	(Baillie Gifford Overseas Limited)	0.99%	13.65%	6.29%	N/A
Allocation	JNL/BlackRock Global Allocation Fund
	(BlackRock Investment Management, LLC; Sub-Sub-Adviser BlackRock International Limited)	1.06%	13.95%	7.67%	4.74%
Alternative	JNL/BlackRock Global Natural Resources Fund
	(BlackRock International Limited)	0.97%	-1.61%	12.60%	1.86%
U.S. Equity	JNL/BlackRock Large Cap Select Growth Fund
	(BlackRock Investment Management, LLC)	0.84%[2]	49.68%	15.45%	12.49%
International/Global Equity	JNL/Causeway International Value Select Fund
	(Causeway Capital Management LLC)	0.97%	28.35%	10.28%	4.08%

U.S. Equity	JNL/ClearBridge Large Cap Growth Fund
	(ClearBridge Investments, LLC)	0.94%	44.55%	15.23%	N/A
International/Global Equity	JNL/DFA International Core Equity Fund
	(Dimensional Fund Advisors LP)	0.90%	15.59%	N/A	N/A
U.S. Equity	JNL/DFA U.S. Core Equity Fund
	(Dimensional Fund Advisors LP)	0.80%	22.27%	14.47%	10.33%
U.S. Equity	JNL/DFA U.S. Small Cap Fund
	(Dimensional Fund Advisors LP)	0.99%	16.72%	12.00%	7.51%
Fixed Income	JNL/DoubleLine® Core Fixed Income Fund
	(DoubleLine Capital LP)	0.79%	6.03%	0.73%	1.56%
Fixed Income	JNL/DoubleLine® Emerging Markets Fixed Income Fund
	(DoubleLine Capital LP)	1.08%	9.48%	1.46%	N/A
U.S. Equity	JNL/DoubleLine® Shiller Enhanced CAPE® Fund
	(DoubleLine Capital LP)	1.02%	27.42%	13.16%	N/A
Fixed Income	JNL/DoubleLine® Total Return Fund
	(DoubleLine Capital LP)	0.83%	5.09%	-0.26%	1.45%
Fixed Income	JNL/Fidelity Institutional Asset Management® Total Bond Fund
	(FIAM LLC)	0.79%	6.70%	1.66%	1.75%
Alternative	JNL/First Sentier Global Infrastructure Fund
	(First Sentier Investors (Australia) IM Ltd)	1.13%	2.81%	6.38%	3.27%
Allocation	JNL/Franklin Templeton Income Fund
	(Franklin Advisers, Inc.)	0.93%	8.19%	6.78%	4.77%
U.S. Equity	JNL/Goldman Sachs 4 Fund
	(Goldman Sachs Asset Management, L.P)	0.70%	14.42%	12.53%	8.86%
International/Global Equity	JNL/GQG Emerging Markets Equity Fund
	(GQG Partners LLC)	1.34%	28.95%	9.66%	N/A
International/Global Equity	JNL/Harris Oakmark Global Equity Fund
	(Harris Associates L.P.)	1.11%	19.99%	11.03%	N/A
Sector Equity	JNL/Heitman U.S. Focused Real Estate Fund
	(Heitman Real Estate Securities LLC)	1.11%	9.66%	7.10%	N/A
U.S. Equity	JNL/Invesco Diversified Dividend Fund
	(Invesco Advisers, Inc.)	0.99%	8.54%	9.48%	N/A
International/Global Equity	JNL/Invesco Global Growth Fund
	(Invesco Advisers, Inc.)	0.96%	34.59%	12.11%	8.28%
U.S. Equity	JNL/Invesco Small Cap Growth Fund
	(Invesco Advisers, Inc.)	1.05%	12.12%	8.66%	7.36%
Allocation	JNL/JPMorgan Global Allocation Fund
	(J.P. Morgan Investment Management Inc.)	1.06%[2]	12.70%	5.50%	N/A
Alternative	JNL/JPMorgan Hedged Equity Fund
	(J.P. Morgan Investment Management Inc.)	0.96%	15.70%	9.03%	N/A
U.S. Equity	JNL/JPMorgan MidCap Growth Fund
	(J.P. Morgan Investment Management Inc.)	0.90%	23.21%	15.61%	11.32%
Fixed Income	JNL/JPMorgan U.S. Government & Quality Bond Fund
	(J.P. Morgan Investment Management Inc.)	0.69%	4.16%	0.50%	1.26%
U.S. Equity	JNL/JPMorgan U.S. Value Fund
	(J.P. Morgan Investment Management Inc.)	0.88%	9.00%	9.77%	6.37%
International/Global Equity	JNL/Lazard International Strategic Equity Fund
	(Lazard Asset Management LLC)	1.10%	16.51%	7.21%	4.77%

International/Global Equity	JNL/Loomis Sayles Global Growth Fund
	(Loomis, Sayles & Company, L.P.)	1.01%	36.41%	13.38%	N/A
Fixed Income	JNL/Lord Abbett Short Duration Income Fund
	(Lord, Abbett & Co. LLC)	0.80%	5.38%	N/A	N/A
U.S. Equity	JNL/Mellon DowSM Index Fund
	(Mellon Investments Corporation)	0.65%	15.43%	11.73%	10.42%
International/Global Equity	JNL/Mellon Emerging Markets Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.74%[2]	9.26%	3.36%	2.03%
International/Global Equity	JNL/Mellon World Index Fund
	(Mellon Investments Corporation)	0.65%	23.34%	12.50%	8.04%
U.S. Equity	JNL/Mellon Nasdaq® 100 Index Fund
	(Mellon Investments Corporation)	0.64%	54.23%	21.90%	16.44%
U.S. Equity	JNL/Mellon S&P 500 Index Fund
	(Mellon Investments Corporation)	0.52%	25.67%	15.11%	11.46%
U.S. Equity	JNL/Mellon S&P 400 MidCap Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[2]	15.81%	12.02%	8.70%
U.S. Equity	JNL/Mellon Small Cap Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[2]	15.57%	10.48%	7.83%
International/Global Equity	JNL/Mellon International Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.61%[2]	17.21%	7.72%	3.87%
Fixed Income	JNL/Mellon Bond Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.58%[2]	4.95%	0.51%	1.22%
U.S. Equity	JNL/Mellon U.S. Stock Market Index Fund
	(Mellon Investments Corporation)	0.61%	25.76%	14.57%	N/A
Sector Equity	JNL/Mellon Communication Services Sector Fund
	(Mellon Investments Corporation)	0.65%	53.58%	10.53%	7.98%
Sector Equity	JNL/Mellon Consumer Discretionary Sector Fund
	(Mellon Investments Corporation)	0.64%	38.59%	15.21%	11.79%
Sector Equity	JNL/Mellon Consumer Staples Sector Fund
	(Mellon Investments Corporation)	0.65%	1.65%	9.76%	N/A
Sector Equity	JNL/Mellon Energy Sector Fund
	(Mellon Investments Corporation)	0.63%	-1.24%	12.16%	1.84%
Sector Equity	JNL/Mellon Financial Sector Fund
	(Mellon Investments Corporation)	0.64%	15.41%	10.64%	8.98%
Sector Equity	JNL/Mellon Healthcare Sector Fund
	(Mellon Investments Corporation)	0.63%	1.60%	10.42%	10.48%
Sector Equity	JNL/Mellon Industrials Sector Fund
	(Mellon Investments Corporation)	0.66%	20.09%	14.37%	N/A
Sector Equity	JNL/Mellon Information Technology Sector Fund
	(Mellon Investments Corporation)	0.62%	58.19%	25.22%	19.51%
Sector Equity	JNL/Mellon Materials Sector Fund
	(Mellon Investments Corporation)	0.67%	14.23%	13.52%	N/A
Sector Equity	JNL/Mellon Real Estate Sector Fund
	(Mellon Investments Corporation)	0.67%	10.96%	6.63%	N/A
Sector Equity	JNL/Mellon Utilities Sector Fund
	(Mellon Investments Corporation)	0.65%	-7.71%	5.95%	7.99%

U.S. Equity	JNL/MFS Mid Cap Value Fund
	(Massachusetts Financial Services Company (d/b/a MFS Investment Management))	0.95%	12.30%	12.64%	7.79%
U.S. Equity	JNL/Morningstar U.S. Sustainability Index Fund
	(Mellon Investments Corporation)	0.71%	25.91%	15.70%	N/A
U.S. Equity	JNL/Morningstar Wide Moat Index Fund
	(Mellon Investments Corporation)	0.76%	31.48%	16.64%	N/A
Fixed Income	JNL/Neuberger Berman Strategic Income Fund
	(Neuberger Berman Investment Advisers LLC)	0.95%	9.78%	3.30%	2.99%
U.S. Equity	JNL/Newton Equity Income Fund
	(Newton Investment Management North America, LLC)	0.88%	10.37%	14.92%	10.49%
Fixed Income	JNL/PIMCO Income Fund
	(Pacific Investment Management Company LLC)	1.04%	8.51%	2.85%	N/A
Fixed Income	JNL/PIMCO Investment Grade Credit Bond Fund
	(Pacific Investment Management Company LLC)	0.84%	7.73%	2.27%	2.83%
Fixed Income	JNL/PIMCO Real Return Fund
	(Pacific Investment Management Company LLC)	1.06%	3.96%	3.15%	2.17%
Fixed Income	JNL/PPM America Floating Rate Income Fund
	(PPM America, Inc.; FIAM LLC)	0.94%	13.16%	4.00%	2.97%
Fixed Income	JNL/PPM America High Yield Bond Fund
	(PPM America, Inc.)	0.76%	12.83%	4.88%	3.49%
Fixed Income	JNL/PPM America Total Return Fund
	(PPM America, Inc.)	0.79%	6.67%	1.84%	2.26%
U.S. Equity	JNL/RAFI® Fundamental U.S. Small Cap Fund
	(Mellon Investments Corporation)	0.67%	17.25%	10.13%	4.89%
U.S. Equity	JNL/RAFI® Multi-Factor U.S. Equity Fund
	(Mellon Investments Corporation)	0.67%	12.06%	11.36%	8.15%
Allocation	JNL/T. Rowe Price Balanced Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Advisers: T. Rowe Price Investment Management, Inc.; T. Rowe Price Australia Limited; and T. Rowe Price International Ltd)	0.97%[2]	17.39%	8.47%	N/A
Allocation	JNL/T. Rowe Price Capital Appreciation Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.98%[2]	18.43%	12.37%	10.02%
U.S. Equity	JNL/T. Rowe Price Established Growth Fund
	(T. Rowe Price Associates, Inc.)	0.83%[2]	48.03%	13.25%	11.59%
U.S. Equity	JNL/T. Rowe Price Mid-Cap Growth Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.99%[2]	19.96%	11.39%	10.25%
Fixed Income	JNL/T. Rowe Price Short-Term Bond Fund
	(T. Rowe Price Associates, Inc.)	0.71%[2]	4.88%	1.51%	1.20%
Fixed Income	JNL/T. Rowe Price U.S. High Yield Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.93%[2]	13.65%	2.96%	N/A
U.S. Equity	JNL/T. Rowe Price Value Fund
	(T. Rowe Price Associates, Inc.)	0.87%[2]	11.91%	12.27%	8.96%
Allocation	JNL/Vanguard Moderate ETF Allocation Fund
	(Mellon Investments Corporation)	0.70%	10.06%	5.02%	N/A
Allocation	JNL/Vanguard Moderate Growth ETF Allocation Fund
	(Mellon Investments Corporation)	0.70%	12.26%	6.91%	N/A
Allocation	JNL/Vanguard Growth ETF Allocation Fund
	(Mellon Investments Corporation)	0.69%	14.31%	8.76%	N/A

International/Global Equity	JNL/WCM Focused International Equity Fund
	(WCM Investment Management, LLC)	1.13%	16.46%	11.70%	8.27%
Alternative	JNL/Westchester Capital Event Driven Fund
	(Westchester Capital Management, LLC)	1.87%	6.46%	4.72%	N/A
Fixed Income	JNL/Western Asset Global Multi-Sector Bond Fund
	(Western Asset Management Company, LLC; Sub-Sub-Advisers: Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.)	0.96%	8.60%	-1.58%	-0.47%
International/Global Equity	JNL/William Blair International Leaders Fund
	(William Blair Investment Management, LLC)	0.97%	12.90%	5.54%	2.89%
Allocation	JNL/WMC Balanced Fund
	(Wellington Management Company LLP)	0.71%	13.08%	8.73%	7.13%
U.S. Equity	JNL/WMC Equity Income Fund
	(Wellington Management Company LLP)	0.88%	6.63%	11.32%	N/A
Sector Equity	JNL/WMC Global Real Estate Fund
	(Wellington Management Company LLP)	1.03%	9.46%	1.57%	2.67%
Fixed Income	JNL/WMC Government Money Market Fund
	(Wellington Management Company LLP)	0.56%	4.39%	1.40%	0.82%
U.S. Equity	JNL/WMC Value Fund
	(Wellington Management Company LLP)	0.78%	9.21%	11.30%	8.00%
Allocation	JNL/Goldman Sachs Managed Conservative Fund
	(Goldman Sachs Asset Management, L.P.)	1.07%	8.55%	3.04%	2.60%
Allocation	JNL/Goldman Sachs Managed Moderate Fund
	(Goldman Sachs Asset Management, L.P.)	1.07%	12.19%	5.23%	4.16%
Allocation	JNL/Goldman Sachs Managed Moderate Growth Fund
	(Goldman Sachs Asset Management, L.P.)	1.08%	16.00%	7.49%	5.65%
Allocation	JNL/Goldman Sachs Managed Growth Fund
	(Goldman Sachs Asset Management, L.P.)	1.10%	20.04%	9.86%	7.36%
Allocation	JNL/Goldman Sachs Managed Aggressive Growth Fund
	(Goldman Sachs Asset Management, L.P.)	1.12%	22.19%	11.00%	8.12%
Allocation	JNL Conservative Allocation Fund
		1.16%	9.28%	3.54%	2.85%
Allocation	JNL Moderate Allocation Fund
		1.16%	11.94%	5.69%	4.08%
Allocation	JNL Moderate Growth Allocation Fund
		1.17%	13.73%	7.32%	5.38%
Allocation	JNL Growth Allocation Fund
		1.17%	16.55%	8.88%	6.22%
Allocation	JNL Aggressive Growth Allocation Fund
		1.18%	18.43%	9.96%	6.80%

1	Capital Research and Management Company is the investment adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
2	The Fund’s current expenses reflect temporary fee reductions.
3	Mellon Investments Corporation is the investment sub-adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.

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This summary prospectus incorporates by reference the Perspective II® prospectus and Statement of Additional Information (SAI), both dated April 29, 2024, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Separate Account EDGAR contract identifier #C000210238
B-1